LCJ ACQUISITIONS LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 MAY 2005

LCJ ACQUISITIONS LIMITED

CONTENTS OF THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 MAY 2005

LCJ ACQUISITIONS LIMITED

COMPANY INFORMATION
FOR THE YEAR ENDED 31 MAY 2005

DIRECTORS:	C J Sheehy
J A Bohill
L A L Ingram

SECRETARY:	C J Sheehy

REGISTERED OFFICE:	2 Dolby Road
London
SW6 3NE

REGISTERED NUMBER:	05052066 (England and Wales)

AUDITORS:	Baker Tilly
2 Bloomsbury Street
London WC1B 3ST

REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF LCJ ACQUISITIONS LIMITED

We have audited the consolidated balance sheets of LCJ Acquisitions Limited and its subsidiary companies (“the Group”) and the company balance sheets of LCJ Acquisitions Limited (“the Company”) as at 31 May 2004 and 31 May 2005 and the related statements of income, changes in stockholders’ equity and cash flows of the Group for the period ended 31 May 2004 and the year ended 31 May 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our auditors.

We conducted our audit in accordance with United Kingdom Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We conducted our audits in accordance with generally accepted auditing standards in the United Kingdom and in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those Standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by the management, as well as evaluating the overall annual accounts presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Group and the Company as at 31 May 2004 and 31 May 2005 and the result of the operations, changes in its stockholders’ equity and cash flows of the Group for the period ended 31 March 2004 and the year ended 31 March 2005, in conformity with accounting principles generally accepted in the United Kingdom. In addition they present fairly, in all material respects, the financial position of the Group and the Company as at 31 May 2004 and 31 May 2005 and the results of the Group’s operations for the period ended 31 May 2004 and the year ended 31 May 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Baker Tilly
BAKER TILLY

Registered Auditor
Chartered Accountants
2 Bloomsbury Street
London WC1B 3ST
United Kingdom

20 December 2005

LCJ ACQUISITIONS LIMITED

CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED 31 MAY 2005

			Period
			23.2.04
		Year Ended	to
		31.5.05	31.5.04
	Notes	£	£
TURNOVER	2	1,673,763	371,490

Cost of sales		(337,259)	(67,270)

GROSS PROFIT		1,336,504	304,220

Administrative expenses		(1,036,221)	(169,269)

		300,283	134,951
Other operating income	3	4,329	-

OPERATING PROFIT	2	304,612	134,951
Interest receivable and similar income		464	-

		305,076	134,951
Interest payable and similar charges		(73,098)	(21,473)

PROFIT ON ORDINARY ACTIVITIES
BEFORE TAXATION		231,978	113,478
Tax on profit on ordinary activities	5	(102,290)	(41,542)

PROFIT FOR THE FINANCIAL YEAR
AFTER TAXATION		129,688	71,936

RETAINED PROFIT FOR THE YEAR
FOR THE GROUP	16	129,688	71,936

The notes form part of these financial statements

LCJ ACQUISITIONS LIMITED

CONSOLIDATED BALANCE SHEET
31 MAY 2005

		2005		2004
	Notes	£	£	£	£
FIXED ASSETS
Intangible assets	7		1,853,877		1,952,834
Tangible assets	8		49,058		11,976
Investments			-		-

			1,902,935		1,964,810
CURRENT ASSETS
Stocks	10	31,499		21,499
Debtors	11	310,560		388,147
Cash at bank and in hand		92,152		196,778

		434,211		606,424
CREDITORS
Amounts falling due within one year	12	(740,081)		(775,386)

NET CURRENT LIABILITIES			(305,870)		(168,962)

TOTAL ASSETS LESS CURRENT
LIABILITIES			1,597,065		1,795,848

CREDITORS
Amounts falling due after	13		(716,084)		(1,047,099)
more than one year

PROVISIONS FOR LIABILITIES
AND CHARGES	14		(4,357)		(1,813)

			876,624		746,936

CAPITAL AND RESERVES
Called up share capital	15		4,000		4,000
Share premium	17		671,000		671,000
Profit and loss account	16		201,624		71,936

SHAREHOLDERS' FUNDS			876,624		746,936

ON BEHALF OF THE BOARD:

.........................................................................
J A Bohill - Director

Approved by the Board on   20 December 2005

The notes form part of these financial statements

LCJ ACQUISITIONS LIMITED

COMPANY BALANCE SHEET
31 MAY 2005

		2005		2004
	Notes	£	£	£	£
FIXED ASSETS
Investments	9		2,070,590		2,070,590
CURRENT ASSETS
Debtors	11	-		19,056
Cash at bank		-		247

		-		19,303
CREDITORS
Amounts falling due within one year	12	(364,677)		(367,794)

NET CURRENT LIABILITIES			(364,677)		(348,491)

TOTAL ASSETS LESS CURRENT
LIABILITIES			1,705,913		1,722,099

CREDITORS
Amounts falling due after	13		(701,208)		(1,047,099)
more than one year
			1,004,705		675,000

CAPITAL AND RESERVES
Called up share capital	15		4,000		4,000
Share premium	17		671,000		671,000
Profit and loss account	16		329,705		-

SHAREHOLDERS' FUNDS			1,004,705		675,000

ON BEHALF OF THE BOARD:

J A Bohill - Director

Approved by the Board on 20 December 2005

The notes form part of these financial statements

LCJ ACQUISITIONS LIMITED

CONSOLIDATED CASHFLOW STATEMENT
FOR THE YEAR ENDED 31 MAY 2005

	Notes	Year ended 31.5.05 £	Period 23.2.04 to 31.5.04 £

Cash flow from operating activities	18a	479,413	134,979

Returns on investments and servicing of finance	18b	(78,469)	(13,679)

Taxation		(148,187)	(35,172)

Capital expenditure and servicing of finance	18c	(6,594)	(1,846)

Acquisitions and disposals	18d	-	(1,859,603)

CASH INFLOW/(OUTFLOW) BEFORE FINANCING		246,163	(1,775,321)

Financing	18e	(355,832)	1,972,099

(DECREASE)/INCREASE IN CASH IN THE PERIOD		(109,669)	196,778

RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN FUNDS
	2005 £	2004 £

(Decrease)/increase in cash in the year	(109,669)	196,778

Cash used to decrease/(received from increase) in debt financing	355,832	(1,407,099)

New finance leases	(34,149)	-

Net debt at 1 June 2004	(1,210,321)	-

Net debt at 31 May 2005	(998,807)	(1,210,321)

The notes form part of these financial statements

LCJ ACQUISITIONS LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 MAY 2005

1.	ACCOUNTING POLICIES

Accounting convention
The financial statements have been prepared under the historical cost convention and in accordance with applicable accounting standards in the United Kingdom. Notes 23 and 24 reconcile the net assets and profits under UK accounting standards to those under USA generally accepted accounting principles.

Basis of consolidation
The group financial statements consolidate the financial statements of LCJ Acquisitions Limited and its subsidiaries made up to 31 May 2005. No profit or loss account is presented for LCJ Acquisition Limited.

Purchased goodwill which represents the excess of the purchase price over the fair value of the net assets acquired is reviewed at the time of each individual acquisition and is amortised over 20 years.

Turnover
Turnover represents net invoiced sales of goods, excluding value added tax.

Tangible fixed assets
Depreciation is provided at the following annual rates in order to write off each asset over its estimated useful life.

Plant and machinery etc between 15% and 20% on reducing balance

Stocks
Stocks are valued at the lower of cost and net realisable value, after making due allowance for obsolete and slow moving items.

Deferred tax
Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date.

Foreign currencies
Assets and liabilities in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated into sterling at the rate of exchange ruling at the date of transaction. Exchange differences are taken into account in arriving at the operating result.

Hire purchase and leasing commitments
Assets obtained under hire purchase contracts or finance leases are capitalised in the balance sheet. Those held under hire purchase contracts are depreciated over their estimated useful lives. Those held under finance leases are depreciated over their estimated useful lives or the lease term, whichever is the shorter.

The interest element of these obligations is charged to the profit and loss account over the relevant period. The capital element of future payments is treated as a liability.

Rentals paid under operating leases are charged to the profit and loss account as incurred.

LCJ ACQUISITIONS LIMITED

NOTES TO THE FINANCIAL STATEMENTS - continued
FOR THE YEAR ENDED 31 MAY 2005

2.	TURNOVER

The group’s turnover and operating profit were all derived from its principal activity of publishing. A geographical analysis of turnover is not given.

The operating profit is stated after charging:

		Period
	Year	23.2.04
	Ended	to
	31.5.05	31.5.04
	£	£
Amortisation of goodwill	98,957	26,298
Depreciation	4,161	2,168
Auditors' remuneration	3,750	904

Directors' emoluments and other benefits etc	199,669	45,016

3.	OTHEROPERATING INCOME

		Period
		23.2.04
	Year Ended	to
	31.5.05	31.5.04
	£	£
Foreign currency exchange gains	4,329	-

4.	INTEREST PAYABLE

		Period
		23.2.04
	Year Ended	to
	31.5.05	31.5.04
	£	£
On bank loans and overdrafts	70,872	21,473
Interest element of hire purchase and finance lease payments	2,226	-

Tax on profit on ordinary activities	73,098	21,473

5.	TAXATION

Analysis of the tax charge
The tax charge on the profit on ordinary activities for the year was as follows:

		Period
		23.2.04
	Year Ended	to
	31.5.05	31.5.04
	£	£
UK corporation tax	99,746	39,729
Deferred tax	2,544	1,813

Tax on profit on ordinary activities	102,290	41,542

LCJ ACQUISITIONS LIMITED

NOTES TO THE FINANCIAL STATEMENTS - continued
FOR THE YEAR ENDED 31 MAY 2005

5.	TAXATION (continued)

	Year ended 31.5.05 £	Period 23.2.04 to 31.5.04 £
The tax charge for the year differs from a charge based on the standard rate of corporation tax in the UK (30%). The differences are explained below:
Profit on ordinary activities before tax	231,978	113,478

Profit on ordinary activities before tax multiplied by the standard rate of corporation tax in the UK (30%)	69,593	34,043
Effects of:
Expenses not deductible for tax purposes	22,179	7,499
Capital allowances in excess of deprecation	(2,544)	(1,813)
Small companies rate relief	10,518	-

Tax charge for the year	99,746	39,729

6.	PROFIT OF PARENT COMPANY

The profit of the parent company for the year ended 31 May 2005 amounted to £329,705 (2004: £Nil).

7.	INTANGIBLE FIXED ASSETS

Group
Goodwill
£
COST
At 1 June 2004 and 31 May 2005	1,979,132

Amortisation
At 1 June 2004	26,298
Charge for the year	98,957

At 31 May 2005	125,255

NET BOOK VALUE
At 31 May 2005	1,853,877

At 31 May 2004	1,952,834

LCJ ACQUISITIONS LIMITED

NOTES TO THE FINANCIAL STATEMENTS - continued
FOR THE YEAR ENDED 31 MAY 2005

8.	TANGIBLE FIXED ASSETS

Group
Plant and
machinery
etc
£
COST
At 1 June 2004	14,144
Additions	41,243

At 31 May 2005	55,387

DEPRECIATION
At 1 June 2004	2,168
Charge for year	4,161

At 31 May 2005	6,329

NET BOOK VALUE
At 31 May 2005	49,058

At 31 May 2004	11,976

The net book value of the group’s fixed assets includes £34,649 (2004: £Nil) in respect of assets held under finance lease and hire purchase contracts.

9.	FIXED ASSET INVESTMENTS

Company
Unlisted
investments
£
COST
At 1 June 2004 and 31 May 2005	2,413,590

PROVISIONS
At 1 June 2004
and 31 May 2005	343,000

NET BOOK VALUE
At 31 May 2005	2,070,590

At 31 May 2004	2,070,590

LCJ ACQUISITIONS LIMITED

NOTES TO THE FINANCIAL STATEMENTS - continued
FOR THE YEAR ENDED 31 MAY 2005

9.	FIXED ASSETS INVESTMENTS - continued

The group holds more than 20% of the equity of the following companies:

Subsidiaries

Ingram 1001 Limited
Nature of business: Dormant
%
Class of shares:	holding
Ordinary	100.00
	2005	2004
	£	£
Aggregate capital and reserves	1,000	1,000

Ingram Publishing Limited (subsidiary of Ingram 1001 Limited)
Nature of business: Publishers
%
Class of shares:	holding
Ordinary	100.00
	2005	2004
	£	£
Aggregate capital and reserves	138,632	189,692
Profit for the year/period	343,022	474,247

10.	STOCKS

	Group		Company
	2005	2004	2005	2004
	£	£	£	£
Goods for resale and consumables	31,499	21,499	-	-

11.	DEBTORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

	Group		Company
	2005	2004	2005	2004
	£	£	£	£
Trade debtors	305,322	385,183	-	-
Amounts owed by group undertakings	-	-	-	19,056
Prepayments	5,238	2,964	-	-

	310,560	388,147	-	19,056

LCJ ACQUISITIONS LIMITED

NOTES TO THE FINANCIAL STATEMENTS - continued
FOR THE YEAR ENDED 31 MAY 2005

12.	CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

	Group		Company
	2005	2004	2005	2004
	£	£	£	£
Bank loans and overdrafts	352,718	250,000	352,718	250,000
Hire purchase contracts	12,157	-	-	-
Trade creditors	111,614	154,514	-	-
Corporation tax	143,234	191,675	-	-
Other taxation and social security	26,638	21,159	-	-
Other creditors and accruals	93,720	158,038	11,959	117,794

	740,081	775,386	364,677	367,794

13.	CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

	Group		Company
	2005	2004	2005	2004
	£	£	£	£
Bank loans	605,033	950,924	605,033	950,924
Hire purchase contracts	14,876	-	-	-
Other creditors	96,175	96,175	96,175	96,175

	716,084	1,047,099	701,208	1,047,099

Bank loans and overdrafts above and in note 12 amounting to £957,751 (2004:£1,200,924) are secured by a fixed and floating charge over the assets of the company and its subsidiaries.

The above amounts are repayable as follows:
	Group		Company
	2005	2004	2005	2004
	£	£	£	£
Overdrafts - on demand	5,043	-	5,043	-
Loans - within one year	347,675	250,000	347,675	250,000
Loans - within one to two years	400,000	347,675	400,000	347,675
Loans - within two to five years	205,033	603,249	205,033	603,249

	957,751	1,200,924	957,751	1,200,924

Hire purchase liabilities above and in note 12 are secured on the related assets.

14.	PROVISIONS FOR LIABILITIES AND CHARGES

	Group
	2005	2004
	£	£
Deferred tax - accelerated capital allowances	4,357	1,813

LCJ ACQUISITIONS LIMITED

NOTES TO THE FINANCIAL STATEMENTS - continued
FOR THE YEAR ENDED 31 MAY 2005

15.	CALLED UP SHARE CAPITAL

Authorised:		Nominal	2005	2004
Number:	Class:	value:	£	£
200,000	Ordinary	£ 0.01	2,000	2,000
300,000	Preference	£ 0.01	3,000	3,000

			5,000	5,000

Authorised:		Nominal	2005	2004
Number:	Class:	value:	£	£
100,000	Ordinary	£ 0.01	1,000	1,000
300,000	Preference	£ 0.01	3,000	3,000

			4,000	4,000

The company was formed on 23 February 2004 with an authorised share capital of 1,000 ordinary shares of £1 each. On 4 March 2004 the authorised share capital of 1,000 ordinary shares of £1 each was sub-divided into 100,000 ordinary shares of £0.01 each. On the same date the authorised share capital was increased to 200,000 ordinary shares of £0.01 each and 300,000 preference shares of £0.01 each.

On the company’s formation, 2 ordinary shares of £1 each were issued. On 4 March 2004 these shares were sub-divided into 200 ordinary shares of £0.01 each. Also on that date, 70,800 ordinary shares were allotted at a price of £3.21 per share, and 300,000 preference shares were allotted at par. The purpose of these issues was to raise initial working capital.

On 9 March 2004, 9,000 ordinary shares were allotted for cash at a price of £7.78 and a further 20,000 shares were allotted at a value of £18.75 per share in part consideration for the transfer of the entire share capital in Ingram 1001 Limited to the company.

16.	PROFIT AND LOSS ACCOUNT RESERVES

	Group		Company
	2005	2004	2005	2004
	£	£	£	£
At 1 June 2004	71,936	-	-	-
Retained profit for the year	129,688	71,936	329,705	-

At 31 May 2005	201,624	71,936	329,705	-

17.	RESERVES AND RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS’ FUNDS

GROUP

				Total
			Profit and	shareholders’
	Share capital	Share premium	loss account	funds
	£	£	£	£
At 23 February 2004	-	-	-	-
Issue of shares	4,000	671,000	-	675,000
Retained profit for the period	-	-	71,936	71,936

	4,000	671,000	71,936	746,936
At 31 May 2004
Retained profit for the year	-	-	129,688	129,688

At 31 May 2005	4,000	671,000	201,624	876,624

LCJ ACQUISITIONS LIMITED

NOTES TO THE FINANCIAL STATEMENTS - continued
FOR THE YEAR ENDED 31 MAY 2005

17.	RESERVES AND RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS’ FUNDS - continued

COMPANY

				Total
	Share	Share	Profit and	shareholders’
	capital	premium	loss account	funds
	£	£	£	£
At 23 February 2004	-	-	-	-
Issue of shares	4,000	671,000	-	675,000
Retained profit for the period	-	-	-	-

	4,000	671,000	-	675,000
Ata 31 May 2004
Retained profit for the year	-	-	329,705	329,705

At 31 May 2005	4,000	671,000	329,705	1,004,705

18.	CASH FLOWS

		Year ended 31.5.05 £	Period 23.2.04 to 31.5.04 £
a	Reconciliation of operating profit to net cash inflow from operating activities
	Operating profit	304,612	134,951
	Depreciation	4,161	2,168
	Amortisation of goodwill	98,957	26,298
	Increase in stock	(10,000)	(5,576)
	Decrease/(increase) in debtors	77,587	(70,566)
	Increase in creditors	4,096	47,704

	Net cash flow from operating activities	479,413	134,979

b	Returns on investments and servicing of finance
	Interest received	464	-
	Interest paid	(76,707)	(13,679)
	Interest element of hire purchase and finance lease payments	(2,226)	-

		(78,469)	(13,679)

c	Capital expenditure and financial investments
	Payments to acquire tangible fixed assets	(6,594)	(1,846)

d	Acquisitions and disposals
	Payments to acquire subsidiary undertakings (note 19)	-	(1,859,603)

e	Financing
	Issue of ordinary and preference share capital	-	675,000
	Bank loans	(248,216)	1,200,924
	Related party loan	-	96,175
	Hire purchase and finance lease payments	(7,616)	-
	Payment of deferred consideration	(100,000)	-

		(355,832)	1,972,099

LCJ ACQUISITIONS LIMITED

NOTES TO THE FINANCIAL STATEMENTS - continued
FOR THE YEAR ENDED 31 MAY 2005

18.	CASH FLOWS - continued

f	Analysis of changes in net debt - Year ended 31 May 2005
		At 1 June 2004 £	Cash flow £	Non-cash change £	At 31 May 2005 £

	Cash in hand, at bank	196,778	(104,626)	-	92,152
	Bank overdrafts	-	(5,043)	-	(5,043)

		196,778	(109,669)	-	87,109
	Finance leases	-	7,616	(34,649)	(27,033)
	Debt due within one year	(360,000)	2,325	-	(357,675)
	Debt due after more than one year	(1,047,099)	345,891	-	(701,208)

		(1,210,321)	246,163	(34,369)	(998,807)

	Analysis of changes in net debt - period ended 31 May 2004

		At 23 February 2004 £	Cash flow £	Non-cash changes £	At 31 May 2004 £

	Cash at bank and in hand	-	196,778	-	196,778
	Debt due within one year	-	(360,000)	-	(360,000)
	Debt due after more than one year	-	(1,047,099)	-	(1,047,099)

		-	(1,210,321)	-	(1,210,321)

19.	NET EFFECT OF ACQUISITIONS

		Fair value
	Purchase price £	to the group £	Goodwill £

Goodwill arising on acquisitions in the period to 31 May 2004 comprises:
Ingram 1001 Limited	2,060,590	81,458	1,979,132

The purchase price was satisfied by:			£

Cash consideration			1,863,500
Deferred consideration			110,000
Acquisition costs			98,090

			2,060,590

LCJ ACQUISITIONS LIMITED

NOTES TO THE FINANCIAL STATEMENTS - continued
FOR THE YEAR ENDED 31 MAY 2005

19.	NET EFFECT OF ACQUISITIONS - continued

The fair value of the assets of Ingram 1001 Limited acquired by the company comprises:	£

Tangible fixed assets	12,298
Stocks	15,923
Debtors	317,581
Cash	90,987
Creditors due within one year	(355,331)

81,458

The net cash outflow in respect of acquisition comprises:

Cash consideration	1,863,500
Acquisition costs	87,090
Cash held by acquired subsidiary undertakings	(90,987)

1,859,603

20.	OPERATING LEASE COMMITMENTS

	Group		Company
	2005 £	2004 £	2005 £	2004 £

At 31 May 2004 group companies had annual commitments under non-cancellable operating leases, as follows:
Land and buildings -
expiring after more than five years	24,000	24,000	-	-

21.	RELATED PARTY TRANSACTIONS

The company’s subsidiary, Ingram Publishing Limited, occupies premises that are owned by LAL Ingram, a director. Rent payable in respect of these premises during the year totalled £24,000 (period to 31 May 2004: £6,000). The company also owed Mr. Ingram deferred consideration in respect of the acquisition of the subsidiary at 31 May 2005 totalling £10,000 (2004: £110,000).

The group has received a loan from Clonure Limited, the company’s ultimate parent. At 31 May 2005 the amount owing to Clonure Limited was £96,175 (2004:£96,175).

LCJ ACQUISITIONS LIMITED

NOTES TO THE FINANCIAL STATEMENTS - continued
FOR THE YEAR ENDED 31 MAY 2005

22.	ULTIMATE PARENT COMPANY

At 31 May 2005, the ultimate parent company is Clonure Limited, a company registered in the Isle of Man, which owns 71% of the ordinary share capital and 100% of the preference share capital. Clonure Limited is controlled by the directors CJ Sheehy and JA Bohill.

Since 31 May 2005, the immediate parent company became Superstock Limited, a company incorporated in the United Kingdom, and the ultimate parent company became A21 Inc. which is incorporated in USA.

23.	RECONCILIATION OF UK GAAP AND US GAAP PROFITS

	Group
	2005 £	2004 £

Profit for the year - UK GAAP	129,698	71,936
Amortisation of goodwill	98,957	26,298

Profit for the year - US GAAP	229,645	98,234

24.	RECONCILIATION OF UK GAAP AND US GAAP NET ASSETS

	Group
	2005 £	2004 £

Net assets - UK GAAP	876,624	746,936
Amortisation of goodwill	125,255	26,298

Net assets - US GAAP	1,001,879	773,234

.